                          THIRD SUPPLEMENTARY AGREEMENT
                       TO THE TAT-12/TAT-13 CABLE NETWORK
                    CONSTRUCTION AND MAINTENANCE AGREEMENT

     THIS THIRD SUPPLEMENTARY AGREEMENT to the TAT-12/TAT-13 Construction and Maintenance Agreement, made and entered into this 17th day of October, 1995 (hereinafter called the "Effective Date"), between and among the Parties identified in Annex A (hereinafter called the "Parties").

     WHEREAS, the TAT-12/TAT-13 Parties identified in Paragraph 2 of Annex A signed an Agreement on the 16th of December, 1992, as amended by the First Supplementary Agreement on the 28th of September, 1993, the Second Supplementary Agreement on the 27th of September, 1994 and the Addendum No. 1 on the 17th day of October, 1995 (hereinafter collectively called the "TAT-12/TAT-13 C&MA") to provide an optical fiber cable network linking North America and Europe called the TAT-12/TAT-13 Cable Network (hereinafter called the "Cable Network") which will be used to provide telecommunication services between points in or reached via the United States of America on the west and points in or reached via the United Kingdom and France on the east, and

     WHEREAS, Paragraph 30 of the TAT-12/TAT-13 C&MA provides for the Admission of Additional Parties by Supplementary Agreement, and

     WHEREAS, the parties identified in Paragraph I of Annex A, (hereinafter called the "Additional Parties") each wish to become a Party to the TAT-12/AT-13 C&MA, and

     WHEREAS, the TAT-12/TAT-13 Parties further agree to make certain other reassignments of capacity among the TAT-12/TAT-13 Parties, and

     WHEREAS, certain Parties have undergone organizational changes which have resulted in new addresses, new descriptions, or in certain cases different entities becoming assignees of, or successors in interest to, such Parties, and the Parties now desire to reflect such changes in the revised Schedule A as attached.

     NOW THEREFORE, the Parties in consideration of the mutual covenants herein expressed, covenant and agree with each other as follows:

     1. Each of the Additional Parties hereby: (a) agrees to accept and abide by the teens and conditions of the TAT-12/TAT-13 C&MA, as amended, which are incorporated herein by reference and made a part hereof; (b) warrants that the investment share it hereby acquires corresponds to the quantity of Is required to meet its TAT-12/TAT-13 needs through at least the year 2006; (c) agrees to assume responsibility to pay its proportionate share of costs already incurred under the TAT-12/TAT-13 C&MA up to the Effective Date of this Third Supplementary Agreement, and (d) agrees to abide by any decisions already taken by the Parties to the TAT-12/TAT-13 C&MA in relation to the Cable Network.

     2. The attached Revised Schedule A, which incorporates the Additional Parties, shall be deemed to replace Schedule A of the TAT-12/TAT-13 C&MA

     3. The Parties hereby agree, from the Effective Date of this Third Supplementary Agreement, to certain reassignments of capacity among themselves, pursuant to Paragraph 11 of the TAT-12/TAT-13 C&MA, and furthermore agree to acquire the investment share in the Cable Network, as shown in the attached Schedules B,

C-1, C-2, C-3, C-4 and C-5, which shall be deemed to replace the corresponding Schedules in the TAT-12/TAT-13 C&MA.

     4. Each Party acquiring capacity pursuant to this Third Supplementary Agreement shall be billed as appropriate. Such bills shall contain all costs incurred up to the Effective Date of this Third Supplementary Agreement. Subsequent bills shall be rendered and paid in accordance with the terms and conditions set out in the TAT-12/TAT-13 C&MA

     5. Except as provided in this Third Supplementary Agreement, all other terms and conditions of the TAT-12/TAT-13 C&MA remain unchanged and in full force and effect.

     6. This Third Supplementary Agreement shall be executed in two identical counterparts in the English and French languages. AT&T shall be the custodian of such English and French counterparts and shall accord access to such Agreement to a Party upon reasonable notice. If any differences in interpretation should arise between the English and French counterparts, the English version shall be decisive. The Parties to this Agreement, and all Signatories to the TAT-12/TAT-13 C&MA, shall be provided with an official photocopy of this Third Supplementary Agreement. A notarized copy of this Agreement shall be provided to a Party, or a Signatory to the TAT-12/TAT-13 C&MA, upon request, and at the requesting Party's expense.

     IN WITNESS WHEREOF, the Parties hereto have severally subscribed these presents or caused them to be subscribed in their names and behalf by their respective officers thereunto duly authorized.


OPTUS NETWORKS PTY. LTD (ACN 008 570 330)

By /s/ Illegible
  ----------------------------------


TELSTRA CORPORATION LIMITED ACN 051 715 556

By /s/ Illegible
  ----------------------------------


BUNDESMINISTERIUM FUER OFFENTLICHE WIRTSCHAFT UND VERKEHR,
GENERALDIREKTION FUER DIE POST-UND TELEGRAPHENVERWALTUNG

By /s/ Illegible
  ----------------------------------


EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.

By /s/ Illegible
  ----------------------------------


CHINA TELECOM

By /s/ Illegible
  ----------------------------------

BELGACOM S.A

By /s/ Illegible
  ----------------------------------


SLOVENSKE TELEKOMUNIKACIE S.P.

By /s/ Illegible
  ----------------------------------


TELEGLOBE CANADA INC.

By /s/ Illegible
  ----------------------------------



CYPRUS TELECOMMUNICATIONS AUTHORITY

By /s/ Illegible
  ----------------------------------


TELECOM DENMARK A/S

By /s/ Illegible
  ----------------------------------


OY FINNET INTERNATIONAL AB

By /s/ Illegible
  ----------------------------------

TELECOM FINLAND LIMITED

By /s/ Illegible
  ----------------------------------


FRANCE TELECOM

By /s/ Illegible
  ----------------------------------


DEUTSCHE TELEKOM AG

By /s/ Illegible
  ----------------------------------


HELLENIC TELECOMMUNICATIONS ORGANIZATION, S.A.

By /s/ Illegible
  ----------------------------------


HONG KONG TELECOM INTERNATIONAL LIMITED

By /s/ Illegible
  ----------------------------------



HUNGARIAN TELECOMMUNICATIONS COMPANY LIMITED

By /s/ Illegible
  ----------------------------------

VIDESH SANCHAR NIGAM LIMITED

By /s/ Illegible
  ----------------------------------


BORD TELECOM EIREANN

By /s/ Illegible
  ----------------------------------


TELECOM ITALIA S.p.A.

By /s/ Illegible
  ----------------------------------


INTERNATIONAL DIGITAL COMMUNICATIONS INC.

By /s/ Illegible
  ----------------------------------


INTERNATIONAL TELECOM JAPAN INC.

By /s/ Illegible
  ----------------------------------


KOKUSAI DENSHIN DENWA CO., LTD.

By /s/ Illegible
  ----------------------------------

DACOM CORPORATION

By /s/ Illegible
  ----------------------------------


KOREA TELECOM

By /s/ Illegible
  ----------------------------------


LATTELEKOM SIA

By /s/ Illegible
  ----------------------------------


LPT ENTREPRISE DES POSTES ET
TELECOMMUNICATIONS DU LUXEMBOURG

By /s/ Illegible
  ----------------------------------


TELEKOM MALAYSIA BERHAD

By /s/ Illegible
  ----------------------------------


TELEFONOS DE MEXICO S.A. de C.V.

By /s/ Illegible
  ----------------------------------

PTT TELECOM BV

By /s/ Illegible
  ----------------------------------


TELENOR CARRIER SERVICES AS

By /s/ Illegible

  ----------------------------------


PHILIPPINE LONG DISTANCE TELEPHONE COMPANY

By /s/ Illegible
  ----------------------------------


TELEKOMUNIKACJA POLSKA, S.A.

By /s/ Illegible
  ----------------------------------


COMPANHIA PORTUGUESA RADIO MARCONI S.A.

By /s/ Illegible
  ----------------------------------


SPT TELECOM

By /s/ Illegible
  ----------------------------------

SINGAPORE TELECOMMUNICATIONS LIMITED

By /s/ Illegible
  ----------------------------------


TELEFONICA DE ESPANA S.A.

By /s/ Illegible
  ----------------------------------


SRI LANKA TELECOM

By /s/ Illegible
  ----------------------------------


TELE 2 AB

By /s/ Illegible

  ----------------------------------


TELIA AB

By /s/ Illegible
  ----------------------------------


SWISS TELECOM PTT

By /s/ Illegible
  ----------------------------------

INTERNATIONAL TELECOMMUNICATION DEVELOPOPMENT CORP.

By /s/ Illegible
  ----------------------------------


THE COMMUNICATIONS AUTHORITY OF THAILAND

By /s/ Illegible
  ----------------------------------


SOCIETE TUNISIENNE DE TELECOMMUNICATIONS PAR CABLES

By /s/ Illegible
  ----------------------------------


TURK TELEKOMUNIKASYON A.S.

By /s/ Illegible
  ----------------------------------


BRITISH TELECOMMUNICATIONS PLC.

By /s/ Illegible
  ----------------------------------


MERCURY COMMUNICATIONS LIMITED

By /s/ Illegible

  ----------------------------------

AT&T CORP.

By /s/ Illegible
  ----------------------------------


GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED

By /s/ Illegible
  ----------------------------------


IDB WORLDCOM SERVICES INC.

By /s/ Illegible
  ----------------------------------


INTERNATIONAL TELECOMMUNICATIONS CORPORATION

By /s/ Illegible
  ----------------------------------


MCI INTERNATIONAL, INC.

By /s/ Illegible
  ----------------------------------


MFS INTERNATIONAL, INC.

By /s/ Illegible
  ----------------------------------

PACIFIC GATEWAY EXCHANGE

By /s/ Illegible

  ----------------------------------


SPRINT COMMUNICATIONS COMPANY L.P.

By /s/ Illegible
  ----------------------------------


TRANSOCEANIC COMMUNICATIONS INCORPORATED

By /s/ Illegible
  ----------------------------------


WORLD COMMUNICATIONS, INC.

By /s/ Illegible
  ----------------------------------


WORLDCOM FEDERAL SYSTEMS INC.

By /s/ Illegible
  ----------------------------------


COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA

By /s/ Illegible
  ----------------------------------

                                             Annex A
                                             Page 1 of 4
                                             Effective October 17, 1995

                             1. ADDITIONAL PARTIES

Empresa Brasileira de Telecomunicacoes S.A. (herein called "EMBRATEL").

Oy Finnet International Ab (herein called "FINNET").

Lattelekom SIA (herein called "LAT").

Societe Tunisienne de Telecommunications par Cables (herein called "TUNITEL").

International Telecommunications Corporation (herein called "ITC").

MFS International, Inc. (herein called "MFSI").


Pacific Gateway Exchange (herein called "PGE").

Compania Anonima Nacional Telefonos de Venezuela (herein called "CANTV").

                              2. EXISTING PARTIES

EASTERN PARTIES

Bundesministerium fuer Oeffentliche Wirtschaft und Verkehr, Generaldirektion fuer die Post-und Telegraphenverwaltung (herein called "Austria PTT" or "APTT").

Belgacom S.A. (herein called "BELGACOM").

Slovenske Telekomunikacie s.e. (herein called "STSE").

Cyprus Telecommunications Authority (herein called "CYTA").

Telecom Denmark A/S (herein called "TD").

Telecom Finland Limited (herein called "Telecom Finland" or "TFIN").

France Telecom (herein called "France Telecom" or "FT").

Deutsche Telekom AG (herein called "DTAG").

Hellenic Telecommunications Organization, S.A. (herein called "OTE").